Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of TransDigm Holding Company (the “Company”) for the thirteen weeks ended December 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory Rufus, Vice President, Chief Financial Officer and Assistant Secretary (Principal Financial and Accounting Officer) certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2.	The information contained in the Report fairly presents in all material respects, the financial condition of the Company as of the dates indicated and results of operations of the Company for the periods indicated.

Date: February 3, 2004

/s/ Gregory Rufus
Title:	Vice President, Chief Financial Officer and Assistant Secretary (Principal Financial and Accounting Officer)

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